UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

☑	Filed by the Registrant	☐	Filed by a Party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Zimmer Biomet Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
1) Title of each class of securities to which transaction applies:
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5) Total fee paid:
☐	Fee paid previously with preliminary materials:
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
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Supplement to Definitive Proxy Statement for Annual Meeting of Shareholders

To Be Held Friday, May 8, 2020

The following Notice of Change to Virtual-Only Format for Annual Meeting of Shareholders (the “Notice”) supplements our definitive proxy statement filed with the Securities and Exchange Commission on March 25, 2020 regarding the 2020 Annual Meeting of Shareholders of Zimmer Biomet Holdings, Inc. to be held on Friday, May 8, 2020 at 8:00 a.m. Eastern Time. This supplement to the proxy statement is being filed with the Securities and Exchange Commission and is being made available to shareholders on or about April 16, 2020.

Except as supplemented by the information contained in this supplement, all of the information set forth in the proxy statement continues to apply and should be considered in voting your shares.

THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT

ZIMMER BIOMET HOLDINGS, INC.

345 East Main Street

Warsaw, Indiana 46580

NOTICE OF CHANGE TO VIRTUAL-ONLY FORMAT FOR ANNUAL MEETING OF SHAREHOLDERS OF ZIMMER BIOMET HOLDINGS, INC.

To Be Held May 8, 2020

In the interest of the health and safety of our shareholders, team members and communities, and in light of further developments regarding COVID-19 and recent guidance from the Centers for Disease Control and Prevention, the World Health Organization, and federal, state and local public health authorities, NOTICE IS HEREBY GIVEN that the 2020 Annual Meeting of Shareholders of Zimmer Biomet Holdings, Inc. (the “2020 Annual Meeting”) to be held on Friday, May 8, 2020 at 8:00 a.m. Eastern Time will now be held by remote communication in a virtual-only format. Shareholders will not be able to attend the 2020 Annual Meeting in person.

If you were a holder of our common stock at the close of business on March 9, 2020, the record date, you may attend and participate in the 2020 Annual Meeting by accessing www.virtualshareholdermeeting.com/ZBH2020 and entering the 16-digit control number on the proxy card, notice of internet availability of proxy materials or voting instruction form you previously received. Online access to the meeting will begin at 7:50 a.m. Eastern Time on Friday, May 8, 2020.

Shareholders will have the ability to vote and the opportunity to submit questions during the meeting using the directions on the virtual meeting website. Shareholders may also vote and submit questions in advance of the meeting at www.proxyvote.com after logging in with the 16-digit control number referred to above.

Whether or not you plan to attend the 2020 Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy materials for the meeting. If you have already voted, you do not need to vote again. The proxy card or voting instruction form included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the 2020 Annual Meeting.

Beginning 10 minutes prior to, and during, the 2020 Annual Meeting, support will be available to assist shareholders with any technical difficulties they may have accessing or hearing the virtual meeting. If you encounter any technical difficulties, please call the support team at the numbers listed on the log-in screen of the virtual meeting website.

By Order of the Board of Directors

Chad F. Phipps

Senior Vice President, General Counsel and Secretary

April 16, 2020

The Annual Meeting on May 8, 2020, at 8:00 a.m. Eastern Time, will be accessible at www.virtualshareholdermeeting.com/ZBH2020. Our Proxy Statement and 2019 Annual Report are available at www.proxyvote.com.

345 E. Main St.

Warsaw, IN 46580

www.zimmerbiomet.com

Media	Investors
Monica Kendrick	Keri Mattox
574-373-2095	215-275-2431
monica.kendrick@zimmerbiomet.com	keri.mattox@zimmerbiomet.com

Barbara Goslee 574-371-9449 barb.goslee@zimmerbiomet.com

Zimmer Biomet Announces Change to Virtual-only

Format for 2020 Annual Meeting of Shareholders

(WARSAW, IN) April 16, 2020—Zimmer Biomet Holdings, Inc. (NYSE and SIX: ZBH) today announced a change in the location of its 2020 Annual Meeting of Shareholders (the “2020 Annual Meeting”). In the interest of the health and safety of our shareholders, team members and communities, and in light of further developments regarding COVID-19 and recent guidance from the Centers for Disease Control and Prevention, the World Health Organization, and federal, state and local public health authorities, the 2020 Annual Meeting to be held on Friday, May 8, 2020 at 8:00 a.m. Eastern Time will now be held by remote communication in a virtual-only format. Shareholders will not be able to attend the 2020 Annual Meeting in person.

If you were a holder of our common stock at the close of business on March 9, 2020, the record date, you may attend and participate in the 2020 Annual Meeting by accessing www.virtualshareholdermeeting.com/ZBH20201 and

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entering the 16-digit control number on the proxy card, notice of internet availability of proxy materials or voting instruction form you previously received. Online access to the meeting will begin at 7:50 a.m. Eastern Time on Friday, May 8, 2020. For additional information regarding accessing and participating in the virtual annual meeting, including how to submit questions in advance of the 2020 Annual Meeting, please refer to Zimmer Biomet’s supplemental proxy materials filed with the Securities and Exchange Commission on April 16, 2020.

Whether or not you plan to attend the 2020 Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy materials for the meeting. If you have already voted, you do not need to vote again. The proxy card or voting instruction form included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the 2020 Annual Meeting.

Beginning 10 minutes prior to, and during, the 2020 Annual Meeting, support will be available to assist shareholders with any technical difficulties they may have accessing or hearing the virtual meeting. If participants encounter any difficulties during the virtual meeting, they should call the support team at the numbers listed on the log-in screen of the meeting website.

1     Please note this link will be active the day of the meeting – May 8, 2020. Access prior to that date is restricted.

About the Company

Founded in 1927 and headquartered in Warsaw, Indiana, Zimmer Biomet is a global leader in musculoskeletal healthcare. We design, manufacture and market orthopedic reconstructive products; sports medicine, biologics, extremities and trauma products; office based technologies; spine, craniomaxillofacial and thoracic products; dental implants; and related surgical products.

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We collaborate with healthcare professionals around the globe to advance the pace of innovation. Our products and solutions help treat patients suffering from disorders of, or injuries to, bones, joints or supporting soft tissues. Together with healthcare professionals, we help millions of people live better lives.

We have operations in more than 25 countries around the world and sell products in more than 100 countries. For more information, visit www.zimmerbiomet.com or follow Zimmer Biomet on Twitter at www.twitter.com/zimmerbiomet.

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